UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2015
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 8.01           OTHER EVENTS.

On July 22, 2015, TOR Minerals International, Inc. (Nasdaq: TORM), a global producer of high performance, specialty mineral products, including flame retardant and smoke suppressant fillers, engineered fillers and TiO2-color hybrid pigments designed for use in plastics, coatings, paints and catalysts applications, announced today that the company plans to release results for its second quarter ended June 30, 2015, after the Market closes on Thursday, July 30, 2015.  Olaf Karasch, President and CEO, will host a conference call at 5:00 p.m. Eastern, 4:00 p.m. Central, that day to discuss the company's results.

Investors and interested parties may participate in the call by dialing 877-407-8033 and referring to conference ID # 13613905. A live and archived webcast of the conference call will be available via the News section of the company's website, http://www.torminerals.com.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number	Description
	99.1	Press Release, dated July 22, 2015, announcing the webcasting of the Company's second quarter 2015 financial results
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: July 22, 2015		/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 22, 2015, announcing the webcasting of the Company's second quarter 2015 financial results
2